Exhibit 99.1

SBC Medical Announces Fourth Quarter and Full Year 2025 Financial Results

Q4 EPS more than doubles to $0.14 as profitability improves significantly year over year

IRVINE, Calif. --SBC Medical Group Holdings Incorporated (Nasdaq: SBC) (“SBC Medical” or the “Company”), a Management Services Organization operating a wide range of franchise businesses across diverse medical fields, today announced its financial results for the fourth quarter of fiscal year 2025 (three months ended December 31, 2025) and for the full fiscal year 2025 (twelve months ended December 31, 2025)

Fourth Quarter 2025 Highlights

●	Total revenues were $40 million, representing an 11% year-over-year decrease.
●	Net Income attributable to SBC Medical Group was $14 million, representing a 117% year-over-year increase.
●	Earnings per share, which is defined as net income attributable to the Company divided by the weighted average number of outstanding shares, was $0.14 for the three months ended December 31, 2025, representing 133% year-over-year increase.
●	EBITDA[1], which is calculated by adding depreciation and amortization expense and impairment loss on intangible assets to income from operations was $14 million, representing a 35% year-over-year decrease. EBITDA margin[1] was 34% for the fourth quarter of 2025, representing a year-over-year decrease of 12 percentage points.
●	Return on equity, which is defined as net income attributable to the Company divided by the average shareholder’s equity as of December 31, 2025, was 23% representing a year-over-year increase of 9.8 percentage points.
●	Number of Franchise Locations[2] was 283 as of December 31, 2025, representing an increase of 34 locations from December 31, 2024.
●	Number of customers[3] in the last twelve months ended December 31, 2025, was 6.6 million, representing a 12% year-over-year increase.
●	Repeat rate for customers[4] who visited franchisee’s clinics twice or more was 72%.

1 EBITDA and EBITDA Margin are non-GAAP financial measures. For more information on non-GAAP financial measures, please see the section “Use of Non-GAAP Financial Measures” and the table captioned “Unaudited Reconciliations of GAAP and Non-GAAP Results.”

2 The figures take into accounts of the franchising of SBC brand clinics, Rize Clinic, Gorilla Clinic, AHH, JUN CLINIC

3 The customer count includes customers of SBC brand clinics, Rize Clinic, Gorilla Clinic, AHH Clinic, and JUN CLINIC. The applicable periods are from January 1, 2025, to December 31, 2025.

4 The figures include franchising of SBC brand clinics, Rize Clinic, and Gorilla Clinic, but does not take account of customers of AHH clinics and JUN CLINIC excluding free counseling. The percentage of customers who visited our franchisee’s clinics twice or more.

Full Year 2025 Highlights

●	Total revenues were $174 million, representing a 15% year-over-year decrease.
●	Net Income attributable to SBC Medical Group was $51 million, representing a 9% year-over-year increase.
●	Earnings per share, which is defined as net income attributable to the Company divided by the weighted average number of outstanding shares, was $0.50 for the year ended December 31, 2025, representing a 4% year-over-year increase.
●	EBITDA[1], which is calculated by adding depreciation and amortization expense and impairment loss on intangible assets to income from operations was $70 million, representing a 21% year-over-year decrease. EBITDA margin was 40% for the full year 2025, representing a year-over-year decrease of 3 percentage points.

Yoshiyuki Aikawa, Chairman and Chief Executive Officer of SBC Medical, commented: “Our full-year 2025 results reflect a business in transition. Revenue declined 15% to $174 million, primarily due to two structural changes: the business restructuring undertaken in 2024, and the revision of franchise fee arrangements implemented in April 2025. These were deliberate steps to build a more sustainable business foundation, and their financial impact is now largely behind us.

Beneath the revenue decline, our underlying profitability strengthened considerably. Full-year net income attributable to SBC Medical Group grew 9% to $51 million, with earnings per share of $0.50. Our net income margin expanded from 23% to 29%, as the IPO-related stock-based compensation and impairment losses that weighed on our prior-year results did not recur. EBITDA margin normalized modestly from 43% to 40%, which we view as a more sustainable run-rate going forward.

In the fourth quarter specifically, we saw encouraging operational momentum. Average revenue per customer recovered to $316, an 11% increase year over year — a meaningful inflection after a period of gradual decline, and one that we believe reflects the early impact of our pricing and customer engagement initiatives. We closed the year with 283 clinic locations and 6.63 million annual customer visits.

As we enter 2026, we are focused on three priorities: advancing our multi-brand strategy in the dermatology segment, expanding our non-aesthetic healthcare portfolio, and building a stronger foundation in international markets. With the structural headwinds of the past two years now largely behind us, we are well-positioned to return to sustainable top-line growth.”

Conference Call

The Company will hold a conference call on Friday, March 27, 2026 at 8:30 am Eastern Time (or Friday, March 27, 2026 at 10:30 pm Japan Time) to discuss the financial results and take questions live.

Please register in advance of the conference using the link provided below.

https://zoom.us/webinar/register/WN_d1mfdSBSThST4BIiID88aQ

It will automatically direct you to the registration page of “Q4 2025 and Full Year Financial Results”. Please follow the steps to enter your registration details, then click “Submit.”.

Additionally, the earnings release, accompanying slides, and an archived webcast of this conference call will be available at the Company’s Investor Relations website at https://ir.sbc-holdings.com/

About SBC Medical

SBC Medical Group Holdings Incorporated is a Management Services Organization operating a wide range of franchise businesses across diverse medical fields, including advanced aesthetic healthcare, dermatology, orthopedics, fertility treatment, gynecology, dentistry, alopecia treatment (AGA), and ophthalmology. The Company manages a diverse portfolio of clinic brands and is actively expanding its global presence, particularly in the United States and Asia, through both direct operations and medical tourism initiatives. In September 2024, the Company was listed on Nasdaq, and in June 2025, it was selected for inclusion in the Russell 3000® Index, a broad benchmark of the U.S. equity market. Guided by its Group Purpose “Contributing to the well-being of people around the world through medical innovation,” SBC Medical Group Holdings Incorporated continues to provide safe, trusted, and high-quality medical services while further strengthening its international reputation for quality and trust in medical care.

For more information, visit https://sbc-holdings.com/

Use of Non-GAAP Financial Measures

The Company uses non-GAAP measures, such as EBITDA and EBITDA margin, in evaluating its operating results and for financial and operational decision-making purposes. The Company believes that the non-GAAP financial measures help identify underlying trends in its business. The Company believes that the non-GAAP financial measures provide useful information about the Company’s results of operations, enhance the overall understanding of the Company’s past performance and future prospects and allow for greater visibility with respect to key metrics used by the Company’s management in its financial and operational decision-making.

The non-GAAP financial measures are not defined under U.S. GAAP and are not presented in accordance with U.S. GAAP. The non-GAAP financial measures have limitations as analytical tools, and when assessing the Company’s operating performance, cash flows or liquidity, investors should not consider them in isolation, or as a substitute for net loss, cash flows provided by operating activities or other consolidated statements of operations and cash flows data prepared in accordance with U.S. GAAP.

The Company mitigates these limitations by reconciling the non-GAAP financial measures to the most comparable U.S. GAAP performance measures, all of which should be considered when evaluating the Company’s performance.

For more information on the non-GAAP financial measures, please see the table captioned “Unaudited Reconciliations of GAAP and Non-GAAP Results.”

Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the Company’s beliefs regarding future events and performance, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s financial performance; growth in revenue and earnings; business prospects and opportunities; and capital deployment plans and liquidity. In some cases, forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this release and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on management’s current expectations and are not guarantees of future performance. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Factors that may cause actual results to differ materially from current expectations may emerge from time to time, and it is not possible for the Company to predict all of them; such factors include, among other things, changes in global, regional, or local economic, business, competitive, market and regulatory conditions, and those listed under the heading “Risk Factors” and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov.

SBC MEDICAL GROUP HOLDINGS INCORPORATED

CONSOLIDATED BALANCE SHEETS

	December 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$163,773,838	$125,044,092
Accounts receivable	2,388,021	1,413,433
Accounts receivable – related parties	27,511,730	28,846,680
Inventories	2,792,617	1,494,891
Short-term investments – related parties	319,193	—
Finance lease receivables, current – related parties	12,832,355	5,992,585
Income tax recoverable	1,175,510	—
Customer loans receivable, current	8,705,999	10,382,537
Prepaid expenses and other current assets	11,724,852	11,276,802
Total current assets	231,224,115	184,451,020

Non-current assets:
Property and equipment, net	7,539,392	8,771,902
Intangible assets, net	47,742,888	1,590,052
Long-term investments, net	1,299,366	3,049,972
Equity method investments	20,312,642	—
Goodwill, net	15,432,061	4,613,784
Finance lease receivables, non-current – related parties	13,746,513	8,397,582
Operating lease right-of-use assets	8,366,569	5,267,056
Finance lease right-of-use assets	450,874	—
Deferred tax assets	4,014,294	9,798,071
Customer loans receivable, non-current	4,824,977	5,023,551
Long-term prepayments	393,270	1,745,801
Long-term investments in MCs – related parties	17,837,293	17,820,910
Other assets	7,263,692	15,553,453
Total non-current assets	149,223,831	81,632,134
Total assets	$380,447,946	$266,083,154

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$16,988,384	$13,875,179
Accounts payable – related parties	651,463	659,044
Bank and other borrowings, current	9,099,046	96,824
Notes payables, current – related parties	—	26,255
Advances from customers	1,415,762	820,898
Advances from customers – related parties	5,357,221	11,739,533
Income tax payable	8,821,853	18,705,851
Operating lease liabilities, current	4,416,960	4,341,522
Finance lease liabilities, current	132,946	—
Accrued liabilities and other current liabilities	11,544,695	8,103,194
Due to related party	2,692,673	2,823,590
Total current liabilities	61,121,003	61,191,890

Non-current liabilities:
Bank and other borrowings, non-current	33,734,438	6,502,682
Notes payables, non-current – related parties	—	5,334
Deferred tax liabilities	16,374,832	926,023
Operating lease liabilities, non-current	4,136,257	1,241,526
Finance lease liabilities, non-current	116,527	—
Other liabilities	1,660,183	1,193,541
Total non-current liabilities	56,022,237	9,869,106
Total liabilities	117,143,240	71,060,996

Stockholders’ equity:
Preferred stock ($0.0001 par value, 20,000,000 shares authorized; no shares issued and outstanding as of December 31, 2025 and 2024)	—	—
Common stock ($0.0001 par value, 400,000,000 shares authorized, 103,881,251 and 103,020,816 shares issued, 102,576,943 and 102,750,816 shares outstanding as of December 31, 2025 and 2024, respectively)	10,388	10,302
Additional paid-in capital	72,867,424	62,513,923
Treasury stock (at cost, 1,304,308 and 270,000 shares as of December 31, 2025 and December 31, 2024, respectively)	(7,749,997)	(2,700,000)
Retained earnings	240,448,620	189,463,007
Accumulated other comprehensive loss	(57,294,239)	(54,178,075)
Total SBC Medical Group Holdings Incorporated stockholders’ equity	248,282,196	195,109,157
Non-controlling interests	15,022,510	(86,999)
Total stockholders’ equity	263,304,706	195,022,158
Total liabilities and stockholders’ equity	$380,447,946	$266,083,154

SBC MEDICAL GROUP HOLDINGS INCORPORATED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	For the Three Months Ended December 31, (Unaudited)		For the Years Ended December 31,
	2025	2024	2025	2024
Revenues, net – related parties	$35,041,379	$42,455,401	$158,860,970	$195,173,889
Revenues, net	4,525,327	1,965,136	14,746,519	10,241,653
Total revenues, net	39,566,706	44,420,537	173,607,489	205,415,542
Cost of revenues	10,638,132	10,548,170	46,323,767	49,365,035
Gross profit	28,928,574	33,872,367	127,283,722	156,050,507

Operating expenses:
Selling, general and administrative expenses	16,079,682	13,880,503	59,797,324	57,665,140
Stock-based compensation	—	215,237	—	13,022,692
Impairment loss on intangible asset	—	15,058,965	—	15,058,965
Total operating expenses	16,079,682	29,154,705	59,797,324	85,746,797

Income from operations	12,848,892	4,717,662	67,486,398	70,303,710

Other income (expenses):
Interest income	(284)	(17,340)	198,315	19,943
Interest expense	(56,090)	(12,402)	(160,583)	(28,300)
Foreign currency exchange gain, net	2,907,364	800,643	2,002,789	895,711
Other income	3,184,379	3,287,471	5,113,637	3,914,297
Other expenses	(317,263)	(2,716,703)	(1,321,064)	(5,463,153)
Gain on redemption of life insurance policies	—	—	8,746,138	—
Gain on disposal of subsidiary	—	—	—	3,813,609
Total other income	5,718,106	1,341,669	14,579,232	3,152,107

Income before income taxes	18,566,998	6,059,331	82,065,630	73,455,817

Income tax expense (benefit)	4,287,103	(488,553)	31,020,607	26,765,925

Net income	14,279,895	6,547,884	51,045,023	46,689,892
Less: net income attributable to non-controlling interests	79,604	8,663	59,410	75,617
Net income attributable to SBC Medical Group Holdings Incorporated	$14,200,291	$6,539,221	$50,985,613	$46,614,275

Other comprehensive loss:
Foreign currency translation adjustment	$(14,589,478)	$(18,100,852)	$(2,949,843)	$(16,557,607)
Total comprehensive income (loss)	(309,583)	(11,552,968)	48,095,180	30,132,285
Less: comprehensive income attributable to non-controlling interests	67,823	7,737	225,731	117,830
Comprehensive income (loss) attributable to SBC Medical Group Holdings Incorporated	$(377,406)	$(11,560,705)	$47,869,449	$30,014,455

Net income per share attributable to SBC Medical Group Holdings Incorporated
Basic and diluted	$0.14	$0.06	$0.50	$0.48
Weighted average shares outstanding
Basic and diluted	102,576,943	102,750,816	102,997,967	96,561,041

SBC MEDICAL GROUP HOLDINGS INCORPORATED

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$51,045,023	$46,689,892
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	2,684,300	3,799,377
Non-cash lease expense	4,698,731	3,870,198
Provision for (reversal of) credit losses	302,949	(402,196)
Stock-based compensation	—	13,022,692
Impairment loss on intangible asset	—	15,058,965
Impairment loss on long-term investments	133,513	529,596
Fair value change of long-term investments	(247,514)	2,617,435
Gain on disposal of subsidiary	—	(3,813,609)
Gain on redemption of life insurance policies	(8,746,138)	—
Loss (gain) on disposal of property and equipment and intangible assets	(3,179,200)	511,947
Gain on previously held equity interest	(815,328)	—
Deferred income taxes	5,326,982	(14,417,087)
Changes in operating assets and liabilities:
Accounts receivable	(160,963)	(733,219)
Accounts receivable - related parties	1,552,477	1,350,413
Inventories	(170,174)	1,124,805
Finance lease receivables - related parties	(12,746,857)	(5,991,486)
Customer loans receivable	15,821,375	18,477,327
Prepaid expenses and other current assets	332,264	(2,268,209)
Long-term prepayments	318,470	1,910,274
Other assets	(195,846)	(1,692,642)
Accounts payable	2,675,066	(9,588,067)
Accounts payable - related parties	(8,571)	682,320
Notes payables - related parties	(14,252,502)	(34,756,754)
Advances from customers	604,072	(1,476,240)
Advances from customers - related parties	(6,693,127)	(9,144,031)
Income tax payable	(11,662,531)	11,228,429
Operating lease liabilities	(4,927,460)	(3,950,587)
Accrued liabilities and other current liabilities	2,968,513	(12,096,825)
Other liabilities	10,972	40,215
NET CASH PROVIDED BY OPERATING ACTIVITIES	24,668,496	20,582,933

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,401,012)	(2,564,643)
Purchase of convertible note	—	(1,700,000)
Prepayments for property and equipment	(968,848)	(843,740)
Advances to related parties	—	(622,804)
Payments made on behalf of related parties	(1,840,801)	(5,572,564)
Purchase of short-term investments - related parties	(334,173)	—
Purchase of long-term investments	(654,070)	(331,496)
Purchase of cryptocurrencies	(424,250)	—
Proceeds from disposal of cryptocurrencies	457,828	—
Purchase of equity method investments	(20,062,642)	—
Cash paid for acquisition of subsidiaries, net of cash acquired	(22,941,701)	(4,236,009)
Long-term loans to others	(14,514)	(172,411)
Repayments from related parties	1,914,454	6,597,564
Repayment from others	83,677	176,109
Proceeds from redemption of life insurance policies	17,735,717	—
Disposal of subsidiaries, net of cash disposed of	—	(832,416)
Proceeds from disposal of property and equipment	7,478,783	—
NET CASH PROVIDED USED IN INVESTING ACTIVITIES	(20,971,552)	(10,102,410)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings from bank and others	34,753,946	6,603,253
Borrowings from related parties	15,000	5,481,787
Proceeds from reverse recapitalization, net of transaction costs	—	11,707,417
Proceeds from exercise of stock warrants	—	31,374
Repayments of bank and other borrowings	(1,353,071)	(119,017)
Repayments of finance lease liabilities	(331,365)	—
Repayments to related parties	(145,917)	(739,414)
Repurchase of common stock	(4,999,997)	—
Deemed contribution in connection with price modification on disposal of property and equipment	10,353,587	—
NET CASH PROVIDED BY FINANCING ACTIVITIES	38,292,183	22,965,400

Effect of exchange rate changes	(3,259,381)	(11,424,763)

NET CHANGE IN CASH AND CASH EQUIVALENTS	38,729,746	22,021,160
CASH AND CASH EQUIVALENTS AS OF THE BEGINNING OF THE YEAR	125,044,092	103,022,932
CASH AND CASH EQUIVALENTS AS OF THE END OF THE YEAR	$163,773,838	$125,044,092

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest expense	$160,583	$28,300
Cash paid for income taxes, net	$37,190,188	$30,239,002

NON-CASH INVESTING AND FINANCING ACTIVITIES
Property and equipment transferred from long-term prepayments	$1,493,450	$597,602
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$1,322,455	$—
Finance lease right-of-use assets obtained in exchange for finance lease liabilities	$612,466	$—
Remeasurement of operating lease liabilities and right-of-use assets due to lease modifications	$5,302,043	$2,908,554
Payables to related parties in connection with loan services provided	$14,219,401	$20,524,499
Issuance of common stock as incentive shares	$86	$—
Issuance of common stock from conversion of convertible note	$—	$2,700,000
Deemed contribution in connection with disposal of subsidiaries	$—	$1,473,571

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

SBC MEDICAL GROUP HOLDINGS INCORPORATED

Unaudited Reconciliations of GAAP and Non-GAAP Results

	For the Three Months Ended December 31,		For the Years Ended December 31,
	2025	2024	2025	2024
Total Revenues, net	$39,566,706	$44,420,537	$173,607,489	$205,415,542
Income from operations	12,848,892	4,717,662	67,486,398	70,303,710
Depreciation and amortization expense	673,684	931,596	2,684,300	3,799,377
Impairment loss	—	15,058,965	—	15,058,965
EBITDA	13,522,576	20,708,223	70,170,698	89,162,052
EBITDA margin	34%	47%	40%	43%
Net income margin	36%	15%	29%	23%

Contacts

SBC Medical Group Holdings Incorporated

Hikaru Fukui / Head of IR Department E-mail: ir@sbc-holdings.com